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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 10, 2005
                                 --------------

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         333-37508             33-0362767
   -----------------------       --------------        ----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990

          (Former name or former address, if changed since last report)
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         Lantronix, Inc. (the "Company") announced in a press release on January 10, 2005, preliminary results of its second fiscal quarter ended December 31, 2004. A copy of the press release making this announcement is furnished as
Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 7.01.  Regulation FD

         On January 6, 2005, the Company implemented a personnel reduction in force and disclosed its intent to close small sales offices in Milford, Connecticut; Munich, Germany; and Tokyo, Japan (each less than 4,000 square feet in size and each having lease obligations of less than two years). The Company reduced its staff by 13 persons. The Company's full-time headcount as of the end of March is expected to be approximately 150.

           The closure of the offices and the reduction in force reflect the Company's continuing restructuring initiatives as management evaluates its business requirements. The Company does not expect to incur material charges as a result of these most recent actions.

         This week officials of the Company will be meeting with institutional investors and analysts. The Company expects that the officials will discuss the following:

         o Preliminary results for its second fiscal quarter ended December 31, 2004, as disclosed in the press release furnished as Exhibit 99.1 to this Report, including expected revenues, cash usage, sales results, and the quarterly revenues that the Company believes will allow it to achieve positive cash flow; and

         o The reduction in force and intent to close offices disclosed above in this Item 7.01.

This Form 8-K contains forward-looking statements that involve risks and uncertainties. Actual results and outcomes may differ materially from those discussed or anticipated. For example, statements regarding anticipated results, including cash usage for the second fiscal quarter, and statements regarding future headcount and future performance, including statements regarding the point at which positive cash flow is achieved, are forward looking statements. Factors that might affect actual outcomes include but are not limited to the finalized accounting for the quarter ended December 31, 2004, including accounting adjustments that may be made in closing the financial records for this quarter, achievement of certain cost reduction objectives, relatively stable operating costs incurred from quarter to quarter, market acceptance of Lantronix products by our customers, future revenues, future margins, cash usage, cash breakeven revenue levels, and financial performance. For a more detailed discussion of these and associated risks, see the Company's most recent documents filed with the Securities and Exchange Commission. Lantronix undertakes no obligation to update any forward-looking statements to reflect new information or events or for any other reason.

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Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         99.1 Press release dated January 10, 2005, announcing results of second fiscal quarter ended December 31, 2004, based upon preliminary financial information. The press release also refers to additional actions to achieve substantial cost savings that will reduce the Company's expense levels going into its fiscal year-end, June 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.


Date: January 11, 2005                  By: /s/ James W. Kerrigan
                                            ------------------------------------
                                            James W. Kerrigan
                                            Chief Financial Officer


                                  Exhibit Index
                                 ---------------

99.1 Press release dated January 10, 2005, announcing results of second fiscal quarter ended December 31, 2004, based upon preliminary financial information. The press release also refers to additional actions to achieve substantial cost savings that will reduce the Company's expense levels going into its fiscal year-end, June 30, 2005.